                               RYDEX SERIES FUNDS
                        U.S. GOVERNMENT MONEY MARKET FUND

                         SUPPLEMENT DATED AUGUST 1, 2000
                      TO THE RYDEX DYNAMIC FUNDS PROSPECTUS
                               DATED MARCH 1, 2000


This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
--------------------------------------------------------------------------------

The bar chart located on page 10 and all of the information on page 11 is revised as follows:

                U.S. GOVERNMENT MONEY MARKET FUND
[CHART]

         1999     1998     1997     1996    1995     1994
         4.25%    4.72%    4.59%    4.49%   4.93%    3.23%

-----------------------------------------
HIGHEST QUARTER RETURN:

Investor Class             1.27%
(quarter ended 6/30/95)

LOWEST QUARTER RETURN:
Investor Class             0.50%
(quarter ended 3/31/94)

------------------------------------------

     *The year-to-date return for the period from January 1, 2000 through June 30, 2000 is 2.51%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 1999)(1)

----------------------------------- -------------- --------------- --------------------------
                                       1 YEAR          5 YEAR           SINCE INCEPTION
                                                                         (12/03/93)(3)
----------------------------------- -------------- --------------- --------------------------
INVESTOR CLASS SHARES                   4.25%          4.60%                 4.31%
----------------------------------- -------------- --------------- --------------------------
ADVISOR CLASS SHARES                    3.73%          4.41%                 4.21%
----------------------------------- -------------- --------------- --------------------------
90-DAY TREASURY COMPOSITE(2)            4.64%          5.00%                 4.84%
----------------------------------- -------------- --------------- --------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The 90-Day Treasury Composite Index is an unmanaged index that is a widely recognized indicator of general money market performance.
(3) Inception date reflects commencement of Fund operations. Advisor Class Shares were offered beginning April 1, 1998.

YIELD - Call (800) 820-0888 or visit www.rydexfunds.com for the Fund's current yield.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold either Investor Class or Advisor Class Shares of the Fund.

                                     INVESTOR CLASS             ADVISOR CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES                      NONE                             NONE
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
  Fund assets)
MANAGEMENT FEES                       .50%                             .50%
DISTRIBUTION (12b-1) FEES             NONE                             .25%
OTHER EXPENSES                        .38%                             .65%

TOTAL ANNUAL
FUND OPERATING EXPENSES               .88%                            1.40%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This example is intended to help you compare the cost of investing in either the Investor Class or Advisor Class Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                       1 YEAR            3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------------------
INVESTOR CLASS            $90              $281           $488          $1,084
ADVISOR CLASS            $143              $443           $766          $1,680

In addition, the U.S. Government Money Market Fund Financial Highlights located on page 32 and 33 have been updated to include the following columns:

                                                 INVESTOR CLASS         ADVISOR CLASS
                                                     YEAR                  YEAR
                                                     ENDED                 ENDED
                                                   3/31/00               3/31/00
--------------------------------------------------------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                                $1.00                  $1.00
                                                 -------               --------
Net Investment Income (Loss)                         .04                    .04
                                                 -------               --------
      Net Increase in Net Asset Value
      Resulting from Operations                      .04                    .04
                                                 -------               --------

      Distributions to Shareholders
      from Net Investment Income                    (.04)                  (.04)
                                                 -------               --------
Net Increase in Net Asset Value                      .00                    .00
                                                 -------               --------
NET ASSET VALUE - END OF PERIOD                    $1.00                  $1.00
                                                 =======               ========
TOTAL INVESTMENT RETURN (%)                         4.48%                  3.94%
RATIOS TO AVERAGE NET ASSETS:
     Gross Expenses (%)                             0.89%                  1.41%
     Net Expenses (%)                               0.88%                  1.40%
     Net Investment Income (Loss)(%)                4.36%                  3.85%
SUPPLEMENTARY DATA
    Net Assets, End of Period
    (000's omitted)                             $686,198               $212,181

--------------------------------------------------------------------------------
                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE